SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 29, 1997


         JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
         ---------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


     Massachusetts             0-15680              04-2921566
     -------------             -------              ----------
       (State of             (Commission          (IRS Employer
     Organization)            File No.)        Identification No.)


          200 Clarendon Street
           Boston, MA  02116               (800) 722-5457
           -----------------               --------------
    (Address of principal executive   (Registrant's telephone
      offices, including zip code)     number, including area
                                               code)


                            Not Applicable
                            --------------
    (Former name or former address, if changed since last report)

         JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)


ITEM 2 - Acquisition or Disposition of Assets

Disposition of 1300 North Dutton Avenue
---------------------------------------
Due to a five-year lease for the entire property that commenced in October 1996 and the present favorable conditions of the Santa Rosa, California real estate market, the 1300 North Dutton Avenue property, a 24,120 square foot office facility located in Santa Rosa, California, was listed for sale during October 1996. Pursuant to a Purchase and Sale Agreement dated June 18, 1997, on September 29, 1997, John Hancock Realty Income Fund Limited Partnership (the "Partnership") sold the 1300 North Dutton Avenue property for a net sales price of approximately $2,673,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring loss of approximately $5,000, which represents the difference between the net sales price and the property's carrying value of approximately $2,678,000.

Based upon the General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the General Partner accepted the offer from GHB Holdings, Inc. (the "Buyer") as the most favorable. There is no relationship between the Buyer and the Partnership or any associate, director or officer of the General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated June 18, 1997, which is included as Exhibit 1 of this report.


ITEM 7 - Financial Statements
-----------------------------
(A)  Financial Statements

      Pro Forma Balance Sheet at June 30, 1997                         4

      Pro Forma Statement of Operations for the Six Months
        Ended June 30, 1997                                            5

      Pro Forma Statement of Operations for the Year Ended
        December 31, 1996                                              6

      Notes to Pro Forma Financial Statements                          7

(B)  Exhibits

          1. Purchase and Sale Agreement (excluding exhibits) between John Hancock Realty Income Fund Limited Partnership and
                GHB Holdings, Inc. dated June 18, 1997                11

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

On September 29, 1997, the Partnership sold the 1300 North Dutton Avenue property (the "Property") to the Buyer for a net sales price of approximately $2,673,000. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Property had been sold on June 30, 1997. The Pro Forma Statement of Operations for the six months ended June 30, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1996 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1995.

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

                         PRO FORMA BALANCE SHEET
                              JUNE 30, 1997
                               (Unaudited)

                                                                      Pro Forma
                                                       Historical   Adjustment for
                                                        Summary        the 1300      Pro Forma
                                                        June 30,     North Dutton     June 30,
                                                          1997          Avenue          1997
                                                          ----          ------          ----
Cash and cash equivalents                              $1,977,273     $2,673,278     $4,650,551
Restricted cash                                            61,765              -         61,765
Other assets                                              192,369              -        192,369

Property held for sale                                  2,678,599    (2,678,599)              -

Deferred expenses, net of accumulated
  amortization of $421,255                                415,575              -        415,575

Investment in property:
  Land                                                  6,198,330              -      6,198,330
  Buildings and improvements                           17,991,609              -     17,991,609
                                                     ------------    -----------   ------------
                                                       24,189,939              -     24,189,939
  Less:   accumulated depreciation                    (4,552,146)              -    (4,552,146)
                                                     ------------    -----------   ------------
                                                       19,637,793              -     19,637,793
                                                     ------------    -----------   ------------
     Total assets                                     $24,963,374       ($5,321)    $24,958,053
                                                     ============    ===========   ============

Liabilities:
  Accounts payable and accrued expenses                  $289,726             $-       $289,726
  Accounts payable to affiliates                          145,408              -        145,408
                                                     ------------    -----------   ------------
     Total liabilities                                    435,134              -        435,134

Partners' equity/(deficit):
 General Partner                                        (234,823)           (53)      (234,876)
 Limited Partners                                      24,763,063        (5,268)     24,757,795
                                                     ------------    -----------   ------------
     Total partners' equity                            24,528,240        (5,321)     24,522,919
                                                     ------------    -----------   ------------
     Total liabilities and
     partners' equity                                 $24,963,374       ($5,321)    $24,958,053
                                                     ============    ===========   ============



             See Notes to Pro Forma Financial Statements

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

                    PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED JUNE 30, 1997
                               (Unaudited)

                                                       Historical
                                                        Summary       Pro Forma      Pro Forma
                                                      For the Six   Adjustment for  For the Six
                                                      Months Ended     the 1300     Months Ended
                                                       June 30,      North Dutton     June 30,
                                                          1997          Avenue          1997
                                                          ----          ------          ----
Income:
  Rental income                                        $1,442,396     ($188,325)     $1,254,071
  Interest income                                          43,802              -         43,802
                                                       ----------       --------     ----------
     Total income                                       1,486,198      (188,325)      1,297,873

Expenses:
  Depreciation                                            338,012              -        338,012
  General and administrative                              206,610              -        206,610
  Property operating expenses                             199,214       (67,018)        132,196
  Amortization of deferred expenses                        60,123              -         60,123
  Management fee                                           37,772              -         37,772
                                                       ----------       --------     ----------
     Total expenses                                       841,731       (67,018)        774,713
                                                       ----------      --------     ----------
     Net income                                          $644,467     ($121,307)       $523,160
                                                       ==========     ==========     ==========

Allocation of net income:
  General Partner                                          $6,445       ($1,213)         $5,232
  John Hancock Limited Partner                           (24,582)              -       (24,582)
  Investors                                               662,604      (120,094)        542,510
                                                       ----------       --------     ----------
                                                         $644,467     ($121,307)       $523,160
                                                       ==========     ==========     ==========

     Net income per Unit                                   $7.23         ($1.31)         $5.92
                                                       ==========     ==========     ==========










             See Notes to Pro Forma Financial Statements

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

                  PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                       Historical     Pro Forma      Pro Forma
                                                      Summary for  Adjustment for     For the
                                                     the Year Ended    the 1300      Year Ended
                                                      December 31,   North Dutton   December 31,
                                                          1996          Avenue          1996
                                                          ----          ------          ----
                                                       (Audited)     (Unaudited)    (Unaudited)
Income:
  Rental income                                        $2,614,989      ($94,162)     $2,520,827
  Interest income                                         171,767              -        171,767
                                                      -----------       --------    -----------
     Total income                                       2,786,756       (94,162)      2,692,594

Expenses:
  Depreciation                                            772,298       (73,819)        698,479
  General and administrative                              360,696              -        360,696
  Property operating expenses                             311,439       (63,269)        248,170
  Amortization of deferred expenses                       209,726       (32,799)        176,927
  Management fee                                           76,619              -         76,619
  Property write-downs                                  1,907,093              -      1,907,093
                                                      -----------       --------    -----------
     Total expenses                                     3,637,871      (169,887)      3,467,984
                                                      -----------      --------    -----------
     Net income                                        ($851,115)        $75,725     ($775,390)
                                                      ===========      ========    ===========

Allocation of net income:
  General Partner                                        ($8,511)           $757       ($7,754)
  John Hancock Limited Partner                          (329,810)          4,196      (325,614)
  Investors                                             (512,794)         70,772      (442,022)
                                                      -----------       --------    -----------
                                                       ($851,115)        $75,725     ($775,390)
                                                      ===========       ========    ===========

     Net income per Unit                                  ($5.60)         $0.77         ($4.83)
                                                      ===========       ========    ===========









             See Notes to Pro Forma Financial Statements

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

               Notes to Pro Forma Financial Statements
                             (Unaudited)


Note 1 - 1300 North Dutton Avenue
---------------------------------
On September 29, 1997, the Partnership sold the 1300 North Dutton Avenue office property (the "Property") in Santa Rosa, California, for a net sales price of approximately $2,673,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring loss of approximately $5,000 which represents the difference between the net sales price and the property's carrying value of approximately $2,678,000 (including unamortized leasing costs of approximately $652,000).

The historical financial statements are adjusted to show the effects of the sale of the Property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at June 30, 1997 reflects the financial position of the Partnership as if the Property had been sold on June 30, 1997. The Pro Forma Statement of Operations for the six months ended June 30, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1996 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1995.

Note 2 - Distributions and Allocations
--------------------------------------
Distributable Cash from Operations, as defined in the Amended Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), is distributed 99% to the Limited Partners and 1% to the General Partner. The Limited Partners' share of Distributable Cash from Operations is distributed as follows: first, to the Investors until they receive a 7% non-cumulative, non-compounded annual cash return on their Invested Capital, as defined in the Partnership Agreement; second, to the John Hancock Limited Partner until it receives a 7% non-cumulative, non-compounded annual cash return on its Invested Capital; and third, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions, as defined in the Partnership Agreement. However, any Distributable Cash from Operations which is available as a result of the reduction of working capital reserves funded by Capital Contributions of the Investors is distributed 100% to the Investors.

        JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

         Notes to Pro Forma Financial Statements (continued)
                             (Unaudited)

Note 2 - Distributions and Allocations (continued)
--------------------------------------
Cash from Sales or Refinancings, as defined in the Partnership Agreement, is first used to pay all debts and liabilities of the Partnership then due and is then used to fund any reserves for contingent liabilities. Cash from Sales or Refinancings is then distributed as follows: first, to the Limited Partners until they receive an amount equal to their Invested Capital with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions; second, to the Investors until they have received, with respect to all previous distributions during the year, their Cumulative Return on Investment, as defined in the Partnership Agreement; third, to the John Hancock Limited Partner until it has received, with respect to all previous distributions during the year, its Cumulative Return on Investment; fourth, to the General Partner to pay any Subordinated Disposition Fees, as defined in the Partnership Agreement; and fifth, 99% to the Limited Partners and 1% to the General Partner, with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions.

Cash from the Sale of the last of the Partnership's properties is distributed in the same manner as Cash from Sales or Refinancings, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales or Refinancings, as specified in the previous paragraph.

Profits from the normal operations of the Partnership for each fiscal year are allocated to the Limited Partners and General Partner in the same amounts as Distributable Cash from Operations for that year. If such profits are less than Distributable Cash from Operations for any year, they are allocated in proportion to the amounts of Distributable Cash from Operations for that year. If such profits are greater than Distributable Cash from Operations for any year, they are allocated 99% to the Limited Partners and 1% to the General Partner, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Losses from the normal operations of the Partnership are allocated 99% to the Limited Partners and 1% to the General Partner, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Depreciation deductions are allocated 1% to the General Partner and 99% to the Investors, and not to the John Hancock Limited Partner.

        JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

         Notes to Pro Forma Financial Statements (continued)
                             (Unaudited)

Note 2 - Distributions and Allocations (continued)
--------------------------------------

Profits and Losses from Sales or Refinancings are generally allocated 99% to the Limited Partners and 1% to the General Partners. In connection with the sale of the last of the Partnership's properties, and therefore the dissolution of the Partnership, profits will be allocated to any Partners having a deficit balance in their Capital Account in an amount equal to the deficit balance. Any remaining profits will be allocated in the same order as cash from the sale would be distributed.

         JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)


                              SIGNATURES
                              ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 14th day of October, 1997.


                              John Hancock Realty Income Fund Limited
                              Partnership

                              By:  John Hancock Realty Equities, Inc.,
                                   General Partner



                                 By:  WILLIAM M. FITZGERALD
                                      --------------------------------
                                      William M. Fitzgerald, President



                                 By:  RICHARD E. FRANK
                                      --------------------------------
                                      Richard E. Frank, Treasurer
                                      (Chief Accounting Officer)


























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